Spintek Gaming Technologies, Inc.
                            901 Grier Drive, Suite B
                             Las Vegas, Nevada 89119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held January 21, 1998



TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of Spintek Gaming Technologies, Inc., a California corporation (the "Company") will be held at the Sam's Town Hotel and Gambling Hall, 5111 Boulder Highway, Las Vegas, Nevada at 10:00 a.m., local time, on Wednesday, January 21, 1998, for the following purposes:

         1.       To elect a board of  directors  to serve until the next annual
                  meeting  of  the  Company's   stockholders   and  until  their
                  successors have been elected and qualify.

         2. To approve the Amendment to the Spintek Gaming Technologies, Inc. 1996 Stock Option Plan.

         3. To approve the Agreement of Merger and Plan of Reorganization pursuant to which the Company's state of incorporation would be changed from California to Nevada.


         4. To ratify the selection of Joseph Decosimo & Company as the Company's independent public accountants for fiscal year 1998.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record of the Company's common stock at the close of business on December 4, 1997, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

         We hope that you will be able to attend the Meeting, but, in any event, please sign, date and return promptly the enclosed proxy in the envelope so that your shares may be voted at the meeting.


                                      By Order of the Board of Directors


                                     Gary L. Coulter
                                     Chairman of the Board and
                                     Chief Executive Officer

Las Vegas, Nevada
December 4, 1997

                        SPINTEK GAMING TECHNOLOGIES, INC.



                                 PROXY STATEMENT


                   Approximate date proxy material first sent
                       to stockholders: December 15, 1997



         The  enclosed  proxy is  solicited  by and on  behalf  of the  Board of
Directors of Spintek Gaming Technologies, Inc. (the "Company") in connection with the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. local time at Sam's Town Hotel and Gambling Hall, 5111 Boulder Highway, Las Vegas, Nevada, on Wednesday, January 21, 1998, and any adjournments or postponement thereof. At the Meeting, the stockholders will be asked to vote on the following matters:


         1.       To elect a board of  directors  to serve until the next annual
                  meeting  of  the  Company's   stockholders   and  until  their
                  successors have been elected and qualify.


         2. To approve the Amendment to the Spintek Gaming Technologies, Inc. 1996 Stock Option Plan.

         3. To approve the Agreement of Merger and Plan of Reorganization pursuant to which the Company's state of incorporation would be changed from California to Nevada.


         4. To ratify the selection of Joseph Decosimo & Company as the Company's independent public accountants for fiscal year 1998.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                     Solicitation and Revocation of Proxies

         Solicitation of proxies by mail is expected to commence on or about December 15, 1997 and the cost thereof will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some stockholders in person or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services.

         The Company's executive offices are located at 901 Grier Drive, Suite B, Las Vegas, Nevada 89119, telephone (702) 263-3660.

         All shares represented by the accompanying proxy, if the proxy is properly executed and returned, will be voted as specified by the stockholder. If no contrary instructions are given, such shares will be voted to (i) elect the three director nominees named herein for the term stated herein, (ii) authorize and approve the Amendment to the 1996 Stock Option Plan, (iii) authorize and the Agreement of Merger and Plan of Reorganization pursuant to which the Company's state of incorporation would be changed from California to Nevada, and (iv) ratify the selection of Joseph Decosimo & Company as the Company's independent accountants for fiscal year. Any stockholder has the power to revoke his or her proxy at any time before it has been voted by filing with the Secretary of the Company an instrument revoking it, by submitting a substitute proxy bearing a later date or by voting in person at the Meeting.

     Under California law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e. shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purpose of determining the presence of a quorum. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the change of corporation jurisdiction from California to Nevada will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the amendment to the 1996 Employee Stock Option Plan will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the selection of Joseph Decosimo and Company as the Company's independent public accountants for fiscal year 1998 will have no effect on the vote for such proposal except to the extent the number of abstentions causes the number of shares voted in favor of the proposal not to equal or exceed a majority of the quorum required for the Meeting.

     Your execution of the enclosed Proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has a right to revoke it at any time by either (a) a later dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

Voting Securities and Principal Stockholders

     The Company has 100,000 shares of preferred stock authorized, of which 8,741 shares were outstanding, and 100,000,000 shares of common stock authorized, of which 17,187,323 shares were outstanding, as of the close of business on December 4, 1997 (the "Record Date"). Only common stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of common stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the outstanding common stock of the Company, either by personal attendance or by proxy, will constitute a quorum. Preferred stock has no right to vote on any matters.

Changes in Control

     On August 6, 1996, the Board of Directors was granted authority by a consent of a majority of the stockholders of the Company to issue up to 100,000 shares of preferred stock, without nominal or par value per share. Pursuant to the provisions of the terms of a $7,143,000, 4% Convertible Debenture with RBB Bank Aktiengesellschaft ("RBB"), the Board of Directors issued shares of preferred stock to satisfy the underlying debt of said Debenture while incorporating certain rights of the Debenture holder into the preferred stock. RBB currently holds 8,741 shares of preferred stock.

         Certain mandatory and optional redemption provisions apply to the preferred stock. The Company has the right, in its sole discretion, to redeem some or all of the preferred stock in the event that the shareholder's optional conversion rights are exercised. The Company, if it chooses to redeem, shall redeem a pro-rata amount from each shareholder submitting shares of preferred stock for conversion. The Company has the obligation to redeem the preferred stock in the event that the Company transfers substantially all of its assets or if a change in control occurs (i.e. (i) anyone other than the Company, any subsidiary of the Company or any employee benefit plan of the Corporation beneficially owns a majority of the voting stock of the Company, or (ii) the Company is involved in certain mergers or consolidations not effected solely to change the jurisdiction of incorporation of the Company).

         In addition, the Company has issued Warrants to Third World Investments, Ltd. to acquire 250,000 shares of common stock of the Company at an exercise price that ranges from $1 to $2 per share exercisable in the whole or part between October 1, 1996 and September 30, 2001.

         The effect of the preferred stock issued to satisfy the indebtedness of the Debenture and convertible into common stock and the outstanding Warrants is to create the possibility of a change in control of the majority of the common stock of the Company.


Beneficial Ownership

         The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of the Record Date as to
(a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of common stock.

                   Name and Address of                   Amount of    Percent of
Title of Class     Beneficial Owner                      Shares      Class (2)(3)
--------------    --------------------------       ----------------- ------------
Directors and Executive Officers:
    Common        Malcolm C. Davenport V (1)            2,372,256 (4)      13.3%
    Common        Gary L. Coulter (1)                   1,127,904 (5)       6.2%
    Common        Robert E. Huggins (1)                   558,452 (6)       3.2%
    Common        All directors and executive
                    officers as a group (6 persons)(1)  4,163,066 (7)      21.6%

Five Percent (5%) or Greater Shareholders:

    Common        RBB Bank Aktiengesellschaft
                  Burgring 16, 8010 Graz, Austria      12,689,873 (3)      45.0%
    Common        Lanier M. Davenport, Sr.
                  P. O. Box 178                         1,220,776           7.1%
                  Lookout Mtn., TN 37350
    Common        Starr S. Dav  port
                  P. O. Box 187                         1,096,953 (8)       6.4%
                  Lookout Mtn. TN 37350
-----------------

(1) The address of all directors and executive officers is c/o the Company, 901-B Grier Drive, Las Vegas, Nevada 89119.

(2) Percent of class is based on the number of shares outstanding on the Record Date. Percent of the class includes, with respect to each named person, the number of shares of common stock, if any, which the stockholder has the right to acquire within 60 days of such date. Percent of class also includes, with respect to each named person, 1,400,880 shares of common stock to be issued to the Malcolm C. Davenport V Family Trust in satisfaction of certain indebtedness to the Trust. See "Certain Transactions."

(3) The percentage for RBB has been computed after giving effect to certain rights to acquire common stock arising out of the Company's issuance of its Series A 4% Convertible Preferred Stock. At October 31, 1997, RBB Bank was the holder of all of the Company's 8,741 outstanding preferred shares. Had RBB converted its preferred shares as of this date, there would be substantial dilution of the percentage of class held by the named shareholder. RBB would have received an additional approximate 11,000,000 shares based on the five day average of the closing bid price of the Company's common stock (the five days used for this calculation for computational purposes only was the five days ended October 31, 1997; changes in the Company's closing bid price of its common stock will effect the number of shares subject to conversion.) Such a conversion, had it occurred October 31, 1997, would have given RBB control of approximately 45% of the outstanding common stock. Percent of class for RBB includes approximately the above mentioned 11,000,000 additional shares. RBB disputes its designation as a beneficial owner. RBB takes the position that it does not control or direct the distribution or voting of the shares and that it only holds the shares for the true beneficial owners. RBB has represented to the Company that none of the beneficial owners it holds shares for has beneficial ownership of five percent (5%) or greater of the class.

(4) Includes 313,416 shares owned and 290,544 shares subject to options that are currently exercisable or will become exercisable within 60 days, 313,416 shares held by Mr. M. Davenport's spouse, and 1,875,723 shares by the Malcolm C. Davenport V Family Trust in which Mr. M. Davenport as a co-trustee has certain beneficial control, though no economic interest.

(5) Includes 11,000 shares owned and 1,116,904 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(6) Includes 50,000 shares owned and 508,452 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(7) Includes 2,024,854 shares subject to options that are currently exercisable or will become exercisable within 60 days.

(8) Includes 470,121, shares held by the minor children of Lanier M. Davenport and Starr S. Davenport, with respect to which each disclaims any beneficial ownership. As custodial parent, Ms. Davenport has the authority to vote the minor children's shares on their behalf.

                      Nomination and Election of Directors
                          Proposal 1 on the Proxy Card

         The Company's directors are to be elected at each annual meeting of stockholders. The authorized number of directors of the Company according to its Bylaws is three. Further, California corporate law states that the minimum number of directors shall not be less than three. At this Meeting, three directors are to be elected to serve until the next annual meeting of the stockholders and until their successors are elected and qualify. The election of three directors will comply with Nevada corporate law and the Bylaws of the Company following the reincorporation in Nevada. Nevada corporate law and the Bylaws of the Company are discussed in Proposal 3.

         The three nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board of Directors of the Company. Messrs. Coulter and M. Davenport were elected as directors at the last annual meeting. In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors.

         The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Subject to certain exceptions specified below, stockholders of record on the Record Date are entitled to cumulative voting in the election of the Company's directors (i.e., each stockholder is entitled to cast a number of votes determined by multiplying the number of shares held by each stockholder times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No stockholder shall be entitled to cumulate votes for a given nominee for director unless such nominee's name has been placed in nomination 90 days in advance of the meeting and the stockholder has given notice at the Meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

         The following table sets forth certain information concerning the nominees for election as a director, his name, all positions with the Company held by him, and his principal occupation:

Gary L. Coulter, age 51
     Chairman of the Board and Chief Executive Officer of the Company since October 1996; Vice Chairman and Chief Operating Officer of the Company from April 1996 until October 1996; President, Chief Operating Officer, and Director from April 1994 until March 1996 of Private Biologicals Corporation, a developer of biological products and treatments for cancer; private practice of law in he state of Georgia from August 1992 until December 1992; Chief Executive Officer and Director from December 1992 until March 1994 of Omega International, Inc., developer of natural products for the treatment of autoimmune diseases; President, Chief Operating Officer, and Director from March 1986 until August 1, 1992 of Woodruff Investment Co., a developer, manager, and financier of real estate investments; from April 1996 to present, Vice-Chairman of the Board of Directors of Tapistron International, Inc., a publicly-traded company that filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code in June 1996 and emerged from bankruptcy August 2, 1997; and from January 1996 until April 1996, private practice of law with Malcolm C. Davenport V, a director of the Company.


Malcolm C. Davenport V, age 46
     Director of the Company since September 1995 and Secretary since October 1996; private practice of law in Dalton, Georgia from 1990 through November 1992 as a partner in the firm of Ponder and Davenport, P. C.; private practice of law in his own name in Lanett, Alabama and West Point, Georgia from January 1993 through January 1995; private practice of law from West Point, Georgia with Gary L. Coulter, Chairman of the Board and Chief Executive Officer of the Company from January 1996 until April 1996 as a partner in the firm of Coulter & Davenport, P.C.; private practice as a certified public accountant in Roanoke, Alabama, from January 1995 to the present as Davenport & Sikes, Certified Public Accountants; and private director of other reporting companies: ITC Holding, and several of its subsidiaries; and American Artists Film Corporation.

Patrick W. McGrath, age 43
     Independent Investor and Corporate Financial Advisor, 1992 through 1997; Special Assistant to C.E.O. Waterford Crystal from 1974 through 1978; Former Executive Director, Waterford Glass, P.L.C. from 1981 through 1986; Director, Crest Investment Trust, Ltd., from 1984 through 1992; and, Executive Vice President, St. George Crystal Glass, from 1986 through 1988. Mr. McGrath holds a Bachelor of Business Science degree from Trinity
     College, Dublin and a Masters in Business Administration from Harvard University.

         There were 45 meetings of the Board of Directors of the Company during the last fiscal year of the Company. Each of the directors of the Company has attended at least 95% of the meetings. The Company does not have a nominating committee of the Board of Directors. The nominees for election as directors at the Meeting were selected by the Board of Directors of the Company. The Company also does not have a compensation committee of the Board of Directors or an audit committee of the Board of Directors.

Director Compensation

         For service on the Board of Directors, directors who are not employees of the Company currently receive no compensation for each meeting of the Board of Directors other than options to purchase common stock of the Company and reimbursement for expenses which are related to attending Board meetings. During fiscal 1997 the sole outside director received options to purchase 290,544 shares of common stock at the closing market price on the date of grant. All options granted will have vested as of the date of Meeting. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors.

Certain Transactions

         The Lanier M. Davenport, Sr. Family Trust and the Malcolm C. Davenport V Family Trust, the trustees of which are Malcolm C. Davenport V, Director of the Company and brother of Lanier M. Davenport (former Chairman and Chief Executive Officer of the Company and current shareholder), and Malcolm C. Davenport, Jr., a stockholder of the Company and father of Lanier M. Davenport and Malcolm C. Davenport V, made advances in the amount of $70,000 during fiscal 1997 and $1,920,000 during the year ended June 30, 1996. The $70,000 advanced in fiscal 1997 was received on July 12, 1996 and was repaid with interest on July 31, 1996. Of the $1,920,000 advanced in fiscal 1996, $1,000,000 was converted into 454,545 shares of common stock of the Company on April 14, 1996 and an additional $440,000 was converted into 401,141 shares of common stock of the Company on July 16, 1996. All of the shares of common stock issued in satisfaction of this debt have not been registered and were issued with restrictive legends.

         The remaining $480,000 plus accrued interest of $15,542 was converted to demand notes which bear an interest rate of 10% per annum and are to be repaid at $20,000 per month including interest. The unpaid principal balance on the notes at September 30, 1997 was approximately $279,000 plus accrued interest.

         On August 14, 1997, Spinteknology, Inc., a wholly-owned subsidiary of the Company, entered into a $500,000, 12% promissory note agreement with the Malcolm C. Davenport V Family Trust (the "Trust"), a stockholder. On October 1, 1997, the Trust elected to convert the note plus accrued interest of approximately $4,000 thereon, into 1,400,880 shares of the Company's $0.002 par value common stock. The conversion price of $0.36 per share reflects a 32% discount from the closing price of $0.53 per share on October 1, 1997. The shares will be issued as a result of the conversion on or about November 30, 1997. The shares issued as a result of the conversion have not been registered and bear a restrictive legend.

         On October 18, 1996, Mr. Lanier Davenport resigned as Chairman of the Board of Directors and as Chief Executive Officer of the Company. Mr. Lanier Davenport, in conjunction with his resignation, contributed 1,300,000 of the shares of common stock he owned in the Company back to the Company in an effort to enhance shareholder value. Such contribution of shares was recorded as treasury stock on December 31, 1996 with a basis at par value, or $2,600. Prior to July 1, 1996, Mr. Lanier Davenport, or companies with which he was affiliated, made loans and advances to the Company in the aggregate amount of $356,000 at an annual interest rate of 10% in the form of demand notes, of which $145,108, plus accrued and unpaid interest of $10,951, remained outstanding as of June 30, 1996. During fiscal 1997, the Company accrued additional interest in the amount of $2,964 and repaid $123,694 and $10,612 for principal and interest, respectively. The remaining $21,414 of principal and $3,304 of interest were contributed back to the Company in an effort to enhance shareholder value. Such contribution was recorded as additional paid in capital by the Company on December 31, 1996. At June 30, 1997 the Company did not owe any monies to Mr. Lanier Davenport.

         Malcolm C. Davenport, Jr. made loans to the Company during fiscal 1996 in the aggregate amount of $418,500 at an annual interest rate of 10% in the form of demand notes. At June 30, 1996, the balance payable for principal and accrued interest on the notes was $323,000 and $21,850, respectively. During fiscal 1997, the Company accrued additional interest in the amount of $15,866 and paid $50,000 to Mr. Malcolm C. Davenport, Jr., of which $30,000 was applied to principal with the remaining $20,000 applied to interest payable on the notes. On December 31, 1996 the unpaid principal and interest in the amount of $303,000 and $7,717 were contributed back to the Company in an effort to enhance shareholder value. Such contribution was recorded as additional paid in capital by the Company. At June 30, 1997 the Company did not owe any monies to Mr. Malcolm C. Davenport, Jr.

         Sarah L. Davenport, stockholder of the Company and mother of both Lanier Davenport and Malcolm C. Davenport V, made loans in the aggregate amount of $20,000 in the form of demand notes with an annual interest rate of 10% during fiscal 1996. At June 30, 1997 none of the principal or interest accrued on the notes had been repaid. During fiscal 1997, an additional $2,200 of interest was accrued on the debt. At June 30, 1997 the unpaid principal balance on the notes remained at $20,000, plus accrued of $4,042.

         Davenport Investments, Inc., a corporation controlled by Lanier Davenport, was party to an agreement whereby it received lease payments for office space used by the Company for its corporate offices in Chattanooga, Tennessee. Such agreement terminated September 30, 1996. During the years ended June 30, 1997 and June 30, 1996, the Company made lease payments to Davenport Investments, Inc. in the amount of $3,655 and $19,346, respectively.

         During April 1997, Mr. Malcolm C. Davenport V made loans in the aggregate amount of $150,000 in the form of demand notes with an annual interest rate of 9.5%. On May 7, 1997, the principal and accrued interest of $1,015 on the notes was repaid.

         Coulter & Davenport, Attorneys-at-Law, whose partners were Gary L. Coulter, Esq., Chairman and Chief Executive Officer of the Company, and Malcolm
C. Davenport V, Esq., Director of the Company, billed the Company for legal fees and expenses in fiscal 1996 in the aggregate amount of $162,754 of which $117,754 remained outstanding as of June 30, 1996. On April 1, 1996, Mr. Coulter resigned from the partnership to devote full time to his duties with the Company. During fiscal 1997, the balance owed at June 30, 1996 was repaid.

         Interest expense to all related parties was $51,584, $65,418 and $117,002 for the periods March 31, 1995(Inception) to June 30, 1996, the year ended June 30, 1997, and March 31, 1995 (Inception) to June 30, 1997, respectively.

         The Company has made loans as part of an agreement dated April 13, 1995 to Spintek International, Inc., a corporation controlled by Lanier M. Davenport, former Chairman and Chief Executive Officer of the Company and current shareholder, in the aggregate amount of approximately $186,000 at an annual interest rate of 10% in the form of demand notes, of which $159,910 plus accrued and unpaid interest of $17,366 remained outstanding as of June 30, 1997.

                  Executive Compensation and Other Information

Executive Officers

         The following table sets forth the names and ages of the executive officers of the Company, all positions held with the Company and a description of the business experience of each individual for at least the past five years.

Name                        Age                       Title
----                        ---                       -----
Gary L. Coulter             51     Chairman and Chief Executive Officer
Robert E. Huggins           50     Senior Vice President and Chief Financial Officer
Erik R. Batzloff            44     Vice President - Compliance and Administration
Robert G. Guinn, Jr.        31     Vice President - Research and Development

     For a description of Mr. Coulter's background, see "Proposal 1- Election of Directors."

     Mr. Huggins has been Senior Vice President for the Company since April 1997 and Chief Financial Officer since November 1995. Mr. Huggins is a Certified Public Accountant ("CPA"), who from February 1992 until February 1995 served as the Chief Accounting Officer and Secretary for Elsinore Corporation ("Elsinore"), a publicly-traded company. In November 1995, eight months after his resignation from Elsinore, the company filed for protection from creditors under Chapter 11 of the United States Bankruptcy Code. Prior to February 1992, Mr. Huggins served in various capacities with other gaming companies, including: Vice President, Finance and Chief Financial Officer for United Gaming, Inc. (now Alliance Gaming, Inc.), as well as President of two of its casino subsidiaries, Controller for Caesars Palace in Las Vegas; and Controller for M&R Investments, Inc. (Dunes Hotel & Country Club). Prior to his experience in industry, Mr. Huggins was a CPA with the firm of Haskins & Sells (now Deloitte & Touche, LLP) for four years.

     Mr. Batzloff joined the Company in November 1996 and has served as Vice President - Compliance and Administration since 1997. From September 1992 until November 1996, he had similar responsibilities with Mikohn, Inc., a manufacturer of gaming devices and associated equipment. From July 1985 until September 1992, Mr. Batzloff worked for United Gaming, Inc. (now Alliance Gaming, Inc.) beginning as a technical writer and ending his tenure with United Gaming, Inc. as the investor relations officer.

     Mr. Guinn has been Vice President of Research, Development and Manufacturing for the Company since April 1997. From January 1992 until joining the Company, Mr Guinn was Vice President of Engineering for Casino Data Systems, the manufacturer and developer of an on-line slot information and management system. He was Southern Region Support Manager for Bally Systems from August 1987 until January 1992.

Executive Compensation

     The following table sets forth information concerning compensation of the chief executive officer and all other executive officers of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal years ended June 30, 1997 and 1996:

                           Summary Compensation Table


                                                                                          Long Term
                                                                                         Compensation
                                          Annual Compensation                               Awards
                             ---------------------------------------                   ---------------
                                                                       Other Annual       Securities
Name and                      Fiscal                                  Compensation ($)    Underlying
Principal Position             Year       Salary($)(1)   Bonus($)(2)                       Options
------------------             ----       ------------   -----------  ----------------     -------
Gary L. Coulter (1)(3)         1997        156,000         0            18,206 (4)        1,162,176
Chairman of the Board of       1996         28,615         0                     0                0
Directors and Chief
Executive Officer

Lanier M. Davenport (5)        1997         72,923         0             8,432 (6)                0
Chairman of the Board          1996         65,640         0            68,483 (6)                0
of Directors and Chief
Executive Officer until
October 18, 1996

Robert E. Huggins (1)          1997        150,000         0            10,015 (7)          508,452
Senior Vice President and      1996         72,680         0            21,538 (7)                0
Chief Financial Officer

----------------

     (1)          Salaries in fiscal 1997 includes $30,000 paid to Mr. Coulter and $30,000 paid to Mr. Huggins in a lump sum in February 1997 as an incentive to remain with the Company during a possible change in control situation.

     (2)          In June 1997, the Board of Directors approved a bonus plan based on stock price performance for the

                                       11

                  executive officers, directors and advisory directors of the Company. Please refer to the Long-Term Incentive Plan Table below for a description of the plan.

     (3)          Mr. Coulter joined the Company as Vice Chairman and Chief Operating Officer in April 1996 and assumed the positions of Chairman of the Board and Chief Executive Officer in October 1996.

     (4)          Represents taxable fringe benefits for a leased car and apartment in Las Vegas which were provided to Mr.
                  Coulter during fiscal 1997.

     (5)          In October 1996, Mr. Davenport resigned as Chairman of the Board and Chief Executive Officer and Mr.
                  Coulter became Chairman and Chief Executive Officer.

     (6) Includes taxable fringe benefits for automobile allowance and health insurance of $8,432 and $17,504 for fiscal 1997 and 1996, respectively. In addition, fiscal 1996 includes $50,979 of consulting for the Company's subsidiary, Spintek Gaming, Inc., and the conversion of options to purchase 4,000 common shares of Spintek Gaming, Inc. into actual shares of the common stock of the Company in conjunction with the acquisition of Spintek Gaming, Inc. on September 14, 1995.

     (7)          Includes taxable fringe benefits for automobile allowance and health insurance of $10,015 and $6,238 for fiscal 1997 and 1996, respectively.  In addition, fiscal 1996 includes $15,300 of consulting fees for services rendered to the Company  prior November 15, 1995, the date he was hired as Chief Financial Officer by the Company.

Employment Agreements

     Gary L. Coulter was named Chairman of the Board of Directors and Chief Executive Officer on October 18, 1996. In conjunction with his appointment as Chairman and CEO, Mr. Coulter's employment agreement was modified and extended for two years, until October 17, 1998. Mr. Coulter's annual base salary was $200,000 at July 1, 1997 and pursuant to the terms of his employment agreement, he is entitled to receive two years' severance pay if there is a change in control of the Company or if he is terminated for any reason other than for failure to perform his duties, conviction of a felony, dishonesty or illegal acts. In addition, the Company pays for a leased automobile and an apartment for Mr. Coulter. Mr. Coulter is also entitled to options to purchase a minimum of at least 100,000 shares of common stock at the closing market price on the date(s) of grant each year of his employment agreement and is eligible to participate in employee benefit or bonus plan provided by the Company pursuant to the terms of such agreement.

         Robert E. Huggins, Chief Financial Officer, has an employment agreement with the Company extending through October 17, 1998. Mr. Huggins' annual base salary was $140,000 at July 1, 1997 and pursuant to the terms of his employment agreement, he is entitled to receive two years' severance pay if there is a change in control of the Company. Further, if he is terminated for any reason other than for failure to perform his duties, conviction of a felony, dishonesty or illegal acts he is entitled to receive one years pay as severance. The
Company pays $750 per month to Mr. Huggins for an automobile allowance. Mr. Huggins is also entitled to options to purchase a minimum of at least 50,000 shares of common stock at the closing market price on the date(s) of grant each year of his employment agreement and is eligible to participate in employee benefit or bonus plan provided by the Company pursuant to the terms of such agreement.

Change in Control Severance Agreements

         For the purpose of certain employment agreements of the Company, a "Change in Control" generally is deemed to occur if: (i) any person or group of affiliated persons other than the Company or certain affiliated entities becomes the owner of 40% or greater of the voting securities of the Company; (ii) the Company is involved in a merger or consolidation (with exceptions for certain events); or (iii) the persons who constituted a majority of the Board of Directors on October 18, 1996 cease to constitute the majority. As part of Mr. Coulter's and Mr. Huggins' employment agreements, in the event of a Change in Control, each may elect to consider themselves immediately terminated and entitled to two years' salary as severance, to be paid in a lump sum in no less than thirty (30) days from the earlier of the date of the Change in Control and/or the date either or both of them elects termination. No Change in Control has occurred under those agreements.

         In addition to the Change in Control provisions in the respective employment agreements discussed above, incentives granted to Mr. Coulter and Mr. Huggins pursuant to the Company's Long- Term Incentive Plan mature immediately upon Change in Control or termination for any reason.

Options

         The tables below set forth certain information regarding options granted to the Named Executive Officers during fiscal 1997.

Option Grants in Last Fiscal Year


                                               Individual Grants
                              -------------------------------------------------------------------
                                                     Percent of
                                Number of               Total
                               Securities              Options         Exercise
                               Underlying            Granted to         or Base
                                 Options            Employees in         Price        Expiration
Name                           Granted (1)           Fiscal Year       Per Share         Date
Gary L. Coulter               600,000 (2)(3)          26.81%           $0.50           12/09/06
                              100,000 (3)              4.74%            0.31            2/12/07
                              100,000 (4)              4.74%            0.20            6/02/07
                              362,176 (6)             16.19%            0.20            6/03/07

Robert E. Huggins             250,000 (2)(3)          11.17%            0.50           12/09/06
                               50,000 (3)              2.23%            0.31            2/12/07
                               50,000 (5)              2.23%            0.20            6/02/07
                              158,452 (7)              7.08%            0.20            6/03/07
--------------------

     (1)          The options elected herein have a ten year term.
     (2)          These options were expressly approved by the stockholders of the Company at the Annual Meeting on
                  December 10, 1996.
     (3)          These options vested 100% on the date of grant.
     (4)          These options vest on December 31, 1997.
     (5)          These options vested 100% on November 15, 1997.
     (6)          316,904 of these options vested on the date of grant and the remaining 45,272 will vest on December 31, 1997.
     (7)          135,816 of these options vested on the date of grant and the remaining 22,636 vested on November 15, 1997.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values


                                                     Number of Securities              Value of Unexercised
                                                    Underlying Unexercised             In-The-Money Options
                                                   Options at June 30, 1997              at June 30, 1997
                                                   ------------------------             -----------------
                         Shares        Value
        Name            Acquired     Realized      Exercisable    Unexercisable     Exercisable     Unexercisable
        ----            --------     --------      -----------    -------------     -----------     -------------
Gary L. Coulter          ______       $______        1,016,904          145,272        $164,666          $ 50,845
Robert E. Huggins        ______        ______          435,816           72,636          71,911            25,423

Other Long-Term Incentive Awards

     Effective June 1, 1997, the Company adopted a bonus plan to provide incentive compensation to certain key employees, directors and advisory directors. The plan provides for stock appreciation rights to employees covered by the plan. Compensation under the plan is based on the award of performance units, which are defined as a percentage of the total market value of the Company and which have a value related to the appreciation in the value of the Company's common stock. The maximum number of performance units that may be issued under the plan shall not exceed an aggregate of twelve percent (12%) of the total market value of the Company.

     Performance units are vested upon issuance and mature at a rate of 25% per year over a four year period from the date granted. After the first anniversary of any grant of performance units, participants may elect to receive payments which represent the appreciation in value of the performance unit from the date granted through the date such payment is elected. A participant is entitled to receive payments following termination if an election to receive such payments is made prior to the third anniversary of termination; or, at the Company's discretion following the third anniversary of termination if no such election is made by the participant.

     The following table sets forth the number of performance units granted to each of the named executives in fiscal 1997 under the Company's Bonus Plan which was adopted by the Board of Directors in June 1997.

Long-Term Incentive Plans -- Awards in Last Fiscal Year

                                     Number         Performance or
                                    Shares, Units    Other Period
                                     Or Other      Until Maturation
         Name                        Rights(1)        Or Payout
         ----                        ---------        ---------
         Gary L. Coulter(2)           46.93        6/3/97 - 6/3/01
         Robert E. Huggins(2)         20.53        6/3/97 - 6/3/01

     (1) Units so awarded are exercisable commencing 12 months after the grant date with 25% of the units covered thereby becoming exercisable at that time with an additional 25% of the units becoming exercisable on each successive anniversary date, with full maturity occurring on the fourth anniversary date. The value of each unit is evidenced by a percentage (1/10th of 1%) of the increase in the market value of all of the common stock of the Company from the date of grant to each annual measurement date; or, the date on which an individual terminates based on his then mature units. See (2) below.

     (2) Units granted to Mr. Coulter and Mr. Huggins mature immediately upon termination for any reason.

        Compliance with Section 16 of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended June 30, 1997, the Reporting Persons have complied with all applicable Section 16(a) filing requirements. The Company has listed RBB Bank as a beneficial owner of more than ten percent (10%) of a class of stock, but RBB disputes beneficial ownership. RBB has represented to the Company that it holds stock for the true beneficial owners and that none of these owners hold ten percent (10%) or more of the Company's stock.

                       Amendment to 1996 Stock Option Plan
                          Proposal 2 on the Proxy Card

          Subject to the approval of the shareholders, on October 31, 1997, the Board of Directors approved the Amendment to the Spintek Gaming Technologies, Inc. 1996 Stock Option Plan (the "Plan"). The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A which is hereby incorporated by reference to and is a part hereof.

          The 1996 Stock Plan shall be amended to increase the number of shares of Common Stock of the Company available for grants and awards of nonqualified stock options and incentive stock options to executive officers, other key employees, independent directors and consultants of the Company, up to 4,000,000.

          The purpose of the Plan is to enable executive officers, other key employees, independent directors, advisory directors and consultants of the Company to participate in the ownership of the Company. The Plan is designed to attract and retain executive officers, other key employees, independent directors, advisory directors and consultants and to provide incentives to such persons to maximize performance. The Plan provides for the award to executive officers, other key employees, independent directors, advisory directors and consultants of the Company of nonqualified stock options and incentive stock options and provides for the grant to executive officers, other key employees, independent directors, advisory directors and consultants of nonqualified stock options.

          The Plan is administered by the Board of Directors, which is authorized to select from among the eligible participants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof. The members of the Board who are not affiliated with the Company will select from among the eligible participants the individuals to whom nonqualified stock options are to be granted, except as set forth below, and will determine the number of shares to be subject thereto and the terms and conditions thereof. The Board is also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

          Nonqualified stock options will provide for the right to purchase stock at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Nonqualified stock options may be granted for any reasonable term.

          Incentive stock options will be designed to comply with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Company stock on the grant date and a ten year restriction on their term. These options may be subsequently modified to disqualify them from treatment as incentive stock options.

          The Company estimates that in the fiscal 1998, it will issue to executive officers, other key employees, independent directors, advisory directors and consultants of the Company options to purchase at least 600,000 shares of common stock pursuant to the Plan. This estimate is subject to change according to the business judgment of the stock plan committee, if any, or the Board of Directors.

          The affirmative vote of the holders of a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the Plan. All shares represented by proxies will be voted FOR approval of the proposed Plan unless a contrary choice is specified.

Recommendation of Your Board of Directors "For" the Proposal

          The Board of Directors has unanimously approved and recommends a vote FOR the approval of the proposed amendments to the 1996 Stock Option Plan as described above. Stockholders should note that because the sole existing outside Director has received, and will continue to receive (subject to re-election), stock options under the Plan, he may have a personal interest in the proposal and its approval by stockholders. However, the Board believes that the proposed amendment to the plan is in the best interest of the Company and its stockholders.

                Change the State of Incorporation of the Company
                          Proposal 3 on the Proxy Card

          The Board of Directors has unanimously adopted the Agreement of Merger and Plan of Reorganization (the "Agreement") whereby the Company's state of incorporation would be changed from California to Nevada. The Board of Directors recommends that the stockholders of the Company approve the Agreement attached hereto as Exhibit B.

          The following summary is qualified in its entirety by reference to the more precise terms and conditions as reflected in the Agreement attached hereto as Exhibit B. For purposes of this summary, the term "Old Spintek" refers to the existing company and the term "New Spintek" refers to Spintek Gaming Technologies, Inc., a Nevada corporation and a wholly-owned subsidiary of Spintek.

          New Spintek was formed for the specific purpose of effectuating the reincorporation of Old Spintek to the State of Nevada. New Spintek's authorized number of shares of common stock is 100,000,000 and authorized number of shares of preferred stock is 100,000.

General

          The proposed reincorporation will be effected by the creation of New Spintek. Pursuant to the Agreement and Articles of Merger, Old Spintek will merge with and into New Spintek and the shareholders of Old Spintek will become shareholders of New Spintek.

          Upon the effectiveness of the Merger, (i) the legal existence of Old Spintek as a separate corporation will cease, (ii) New Spintek will succeed to the assets and assume the liabilities of Old Spintek, and (iii) each outstanding share of Old Spintek common stock and each share of Series A Preferred Stock will automatically be converted into one share of Series A Preferred Stock of New Spintek and (iv) each option and warrant for Old Spintek common stock will automatically be converted into an option or warrant for New Spintek common stock. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF OLD SPINTEK TO EXCHANGE THEIR EXISTING STOCK CERTIFICATE FOR STOCK CERTIFICATES OF NEW SPINTEK.

          Implementation of Proposal Three will effect a change in the legal domicile of the Company by the creation of a Nevada corporation and certain other changes of a legal nature, but will not result in a change in the name, business, management, location of the principal executive offices, or assets, liabilities or net worth of Spintek. Further, except as explained herein, Proposal Three will not result in any substantial differences between the charter documents of Old Spintek and New Spintek. However, as a result of the corporate laws of the States of California and Nevada which differ in some areas, some differences between the charter documents of Old Spintek and New Spintek do exist. See "Principal Differences Between the Bylaws of Old Spintek and New Spintek." Old Spintek's stock option plan, including any amendments thereto, will become New Spintek's stock option plan, and each outstanding option issued pursuant thereto will automatically be converted into an option to purchase the same number of shares of New Spintek stock, at the same option price per share and upon the same terms and subject to the same conditions as set forth in such stock option plans. Old Spintek's other employee benefit plans and arrangements will also become New Spintek's employee benefit plans upon the same terms and subject to the same conditions.

          In accordance with California law, the affirmative vote of the holders of at least a majority of the outstanding shares of Old Spintek common stock is required for approval of Proposal Three, including approval of the Merger Agreement and the other terms of the proposed Merger. It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, pursuant to the Merger Agreement, the Merger (and thus the propose reincorporation) may be abandoned, even after shareholder approval has been obtained, if circumstances arise which, in the opinion of Old Spintek's Board of Directors, make it inadvisable to proceed with the Merger. In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval thereof, subject to the applicable law. Under California law, dissenters' appraisal rights are not available to holders of Old Spintek's common stock and Series A Preferred Stock in connection with Proposal Three.

Principal Reasons for Reincorporation

          The Board of Directors of the Company believes that the Plan is in the best interest of the Company and the Company's shareholders because the administrative inconvenience and cost of maintaining the corporate domicile of the Company in California where the Company does not conduct any business is not justified. Further, Nevada imposes no corporate income taxes which would provide significant savings for the Company if and when taxable income is realized by the company.

Principal Differences Between the Corporation Laws of California and Nevada

          The corporation laws of California and Nevada differ in a number of respects. It is impracticable to summarize all of the differences in the Proxy Statement, but certain significant differences between the corporation laws of California and Nevada that could materially affect the rights of shareholders of Old Spintek are as follows:


     1. TAKE-OVER PROTECTIONS. The Nevada statutes contain certain take-over protection legislation in the "Control Shares Act" and the "Business Combination Act." California law provides no such protection to its corporations. Nevada "Control Shares" laws forbid an "Interested Stockholder" from voting his shares on any matter any time his ownership interests crosses any one of three ownership thresholds in the corporation. If at any time the Interested Shareholder's ownership interest exceeds twenty percent ownership interest, one-third ownership interest, or if it acquires a majority interest, the disinterested stockholders must vote in the Interested Stockholder's favor before the Interested Stockholder can vote the shares it acquired.

     Nevada's Control Shares Act covers corporations with 200 or more stockholders of which at least 100 are Nevada residents and which actually conduct business in Nevada. A Nevada corporation can remove itself from the operation of the Control Shares Act by so providing in its Articles or Bylaws (which may be amended by a vote of the directors alone) no later than the tenth day after the acquiring stockholder triggers the operation of the Control Shares Act by crossing one of the three thresholds.

     Nevada's corporate law also contains the Business Combination Act. This statute covers all Nevada corporations with a class of shares registered with the Securities Exchange Commission under Section 12 of the Securities Exchange Act and which have 200 or more stockholders. The corporation can opt out of the Business Combination Act in its original Articles. The surviving corporation will not opt out of the Business Combination Act.

     The Business Combination Act prevents mergers with an Interested Stockholder, the sale or mortgage of assets equalling five percent of the market value of the corporation's assets to a disinterested stockholder, the sale of five percent of stock to the Interested Stockholder, or a liquidation of any Nevada corporation for a period of five years after the Interested Stockholder first acquires its stock. An "Interested Stockholder" is one who owns ten percent or more of a Nevada corporation's voting stock. These combinations are permitted if the Interested Stockholder first acquired its stock with board of director approval or if the particular combination was approved by the board of directors before it acquired its stock. A combination can also be consummated with the Interested Stockholder if all other holders of the corporation's common stock receive the highest price the Interested Stockholder paid for any of the Interested Stockholder's stock.

     2.CUMULATIVE VOTING FOR DIRECTORS. Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of its votes for a single candidate, or may allocate them among as many candidates as such shareholder may choose. Under California law, a company with securities listed on the NASDAQ National Market System may eliminate cumulative voting either in its articles of incorporation or bylaws. Under Nevada law, shares may not be cumulatively voted for the election of directors unless the articles of incorporation specifically provides for cumulative voting. The Articles of Incorporation and Bylaws of New Spintek do not provide for cumulative voting in the election of directors.

     3. CHANGE IN NUMBER OF DIRECTORS. Under California law, the board of directors may fix the exact number of directors or fix the exact number of directors within a range provided in the articles of incorporation or bylaws. Any change in the range must be approved by the shareholders. If no range is provided, any change in the authorized number of directors must be approved by the shareholders. California law requires a minimum of three directors. Nevada law similarly provides the board of directors may fix the exact number of directors within a range provided in the articles of incorporation or bylaws.
Moreover, any change in the range may be made and approved by the board of directors. However, Nevada law only requires a minimum of one director. The number of directors for New Spintek will be no less than two nor more than nine.

     4. REMOVAL OF DIRECTORS. Under California law, a director may be removed without cause by shareholder vote, provided that the shares voted against such removal would not be sufficient to elect the director under cumulative voting rules. The New Spintek Bylaws, like Old Spintek's current Bylaws, provide that such meetings may be called by the Board of Directors, Chairman of the Board, the President, Vice President, Secretary or by shareholders entitled to cast not less than 10% of the votes at the meeting. Under Nevada law, unless the articles of incorporation provide for a greater percentage, any director may be removed from office by the vote of stockholders representing two-thirds of the outstanding voting power. In the event of cumulative voting, no director may be removed unless such director can not be elected by application of cumulative voting. New Spintek's Articles of Incorporation do not provide for a greater percentage than state law to remove a director.

     5. LIMITATION ON CALL OF SPECIAL MEETINGS OF SHAREHOLDERS. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the President, a shareholder entitled to cost not less than 10% of the votes at the special meeting, or such additional persons as may be provided in the articles of incorporation or bylaws. Under Nevada law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at the special meeting, or such additional persons as may be provided in the articles of incorporation or bylaws. Limitation of shareholders' rights to call special meetings would generally be considered to have an anti-takeover effect.

     6. SHAREHOLDER VOTE FOR MERGERS. Nevada law provides for a shareholder vote only by shareholders of both the acquiring and acquired corporations to approve mergers, except as limited below, and by shareholders of the selling corporation for the sale of substantially all of its assets. California law relating to mergers and other corporate reorganizations differs from Nevada law in a number of respects, requiring a shareholder vote in more situations than does Nevada law. California law provides for a shareholder vote by shareholders of both the acquiring and acquired corporations to approve mergers and by shareholders of the selling corporation for the sale by a corporation of substantially all of its assets, as well as for a shareholder vote of an acquiring corporation in either share for share exchanges or sale of assets reorganizations and a shareholder vote of any parent corporation whose equity securities are being issued or transferred in connection with a corporate reorganization. Further, California law generally requires a class vote when a vote is required, whereas Nevada law generally does not.

     Nevada law does not require a shareholder vote of the acquiring corporation as the surviving corporation in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each outstanding share of the acquiring corporation before the merger is unchanged, and (c) the number of shares to be issued by the acquiring corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. California law contains a similar exception to shareholder voting requirements for reorganizations where shareholder control is not diluted more than one-sixth (1/6) as a result of the reorganization, although in California the dilution test applies to both surviving and nonsurviving corporations involved in the same merger or reorganization.

     7. DISSENTERS' RIGHTS. Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction. The laws of California and Nevada differ with respect to the circumstances under which dissenters' rights of appraisal are available. California law does, in general, afford dissenters' rights in a sale of substantially all assets reorganization, and the exclusions from dissenters' rights in mergers are somewhat different from those in Nevada. For example, in the case of a corporation whose shares are listed on a national securities exchange, dissenters' rights would nevertheless be available in certain transactions for any shares with respect to which there are certain restrictions on transfer and for any class with respect to which 5% or more of such class claims dissenters' rights. Also, under California law, shareholders of a corporation involved in a reorganization are not entitled to dissenters' rights if the corporation, or its shareholders immediately before the reorganization, or both, will own more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity. Nevada law does not require dissenters' rights with respect to (a) a sale of substantially all assets reorganization, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or widely-held by more than 2,000 shareholders of record if shareholders receive shares of the surviving corporation or of a listed or widely-held corporation, or (c) a merger in which the corporation is the surviving corporation provided that no vote of its shareholders is required to approve the merger. For a discussion of the circumstances in which a vote of shareholders is not required, see "Shareholder Vote for Mergers".

     8. LOANS TO OFFICERS. Under California law, a corporation may only make loans to guaranty the obligations of, or otherwise assist its officers or employees (or those of its subsidiaries) if such loan or guarantee is approved by a majority of the corporation's shareholders or, for corporations with 100 or more shareholders of record, by its board of directors pursuant to a shareholder-approved bylaw. Under Nevada law, there is no specific restriction with respect to a corporation's making such loans to, guarantying the obligations of, or otherwise assisting, its officers or employees (or those of its subsidiaries). However, such transactions may be void or voidable if the transaction at issue is not fair to the corporation at the time it is authorized or approved by the board of directors.

     9. INDEMNIFICATION. Although California and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents, Nevada's laws with respect to indemnification are slightly more permissive. For example, the laws of both states permit corporations to adopt a provision in their charter eliminating the liability of a director (and also an officer in Nevada) to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). The limitations of liability of directors provisions permissible under California and Nevada also may not limit a director's liability for violation of, or otherwise relieve Spintek or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission. There are nonetheless significant differences between the laws of the two states respecting indemnification and limitation of liability.

     The Bylaws of Old Spintek eliminate the liability of directors to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard of the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees. The Bylaws of New Spintek likewise eliminate the liability of directors and officers to the fullest extent permissible under Nevada law. Under Nevada law, such provision may not eliminate or limit director or officer liability only for: (a) acts or omissions which involve international misconduct, fraud, or a knowing violation of law; or (b) the payment of unlawful dividends or distributions.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits. Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

Nevada law requires indemnification relating to a successful defense on the merits or otherwise.

     10. INSPECTION OF SHAREHOLDERS' LIST. California law provides for an absolute right of inspection of a shareholders' list for persons holding 5% or more of the corporation's voting shares or persons holding 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Generally, a Schedule 14B must be filed by any shareholder engaged in the solicitation of proxies, as such terms are defined by the federal securities laws, in connection with a contested election of directors. Nevada law permits any person who has been a shareholder of record for at least 6 months, or any person holding at least 5% of all outstanding shares, to inspect the shareholders list of a corporation for a purpose reasonably related to such person's interest as a shareholder.

     11. PAYMENTS OF DIVIDENDS. Under California law, any distributions (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with tangible assets in an amount equal to at least 125% of its tangible liabilities and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied on a consolidated basis. Nevada law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency) and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (i.e., the balance sheet test for insolvency). In addition, Nevada law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the board of directors may: (a) use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances; (b) make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or (c) make its determination based upon any other method that is reasonable in the circumstances.

     12. STOCK SPLITS AND REVERSE STOCK SPLITS. Under California law, no shareholder approval is necessary for a corporation to effect a stock split by an amendment to its articles of incorporation. However, shareholder approval is necessary to effect a reverse stock split. Under Nevada law, the board of directors may effect a stock split or reverse stock split without shareholder approval provided that the stock split or reverse stock split is applied on the outstanding and authorized shares proportionally.

PRINCIPAL DIFFERENCES BETWEEN THE ARTICLES OF INCORPORATION AND BYLAWS OF SPINTEK-NEVADA AND SPINTEK-CALIFORNIA

     The Articles of Incorporation and Bylaws of Spintek-California will differ from those of Spintek- Nevada in the following principal respects:


1. NUMBER OF DIRECTORS. Pursuant to Section 2 of Article III of Spintek-Nevada's Bylaws, the number of directors will be not less than two nor more than nine. The number or range of authorized directors of Spintek-Nevada can be changed by Board resolution alone through an amendment to the Bylaws. If the Reincorporation Proposal is approved, the directors of Spintek-California on the Effective Date of the Merger will continue to serve as directors of Spintek-Nevada after the Merger.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

          No gain or loss will be recognized to Old Spintek with respect to the transfer of its assets to New

Spintek, solely in exchange for shares of New Spintek and the assumption by New Spintek of the liabilities of Old Spintek pursuant to Code Sections 361(a) and 357(a).

          No gain or loss will be recognized to New Spintek upon the receipt of the assets of Old Spintek in exchange for Old Spintek common stock or Series A Preferred Stock. (Section 1032(a)). The basis of the assets of Old Spintek in the hands of New Spintek will be the same as the basis of such assets in the hands of Old Spintek immediately prior to the exchange pursuant to Code Section 362(b).

          The holding period of the assets of Old Spintek acquired by New Spintek will include the period during which those assets were held by Old Spintek immediately prior to the exchange pursuant to Code Section 1223(2).

          No gain or loss will be recognized to the shareholders of Old Spintek upon the receipt of New Spintek common stock or Series A Preferred Stock solely in exchange for their Old Spintek common stock or Series A Preferred Stock pursuant to Code Section 354(a)(1). The basis of the shares of New Spintek common stock or Series A Preferred Stock received by shareholders of Old Spintek will be, in each instance, the same as the basis of the Old Spintek common stock or Series A Preferred Stock surrendered in exchange therefore pursuant to Code
Section 358(a)(1). The holding period of the New Spintek common stock or Series A Preferred Stock to be received by the shareholders of Old Spintek will include the holding period of the Old Spintek common stock or Series A Preferred Stock surrendered in exchange therefor, provided the shares of Spintek common stock or Series A preferred stock were held as a capital assets on the date of exchange pursuant to Code Section 1223(1).

          For the purpose of section 381 of the Code, New Spintek will be treated as if there had been no reorganization. Accordingly, the taxable year of Old Spintek will not end on the Effective Date of the Merger and the tax attributes of Old Spintek enumerated in section 381(c) shall be taken into account by New Spintek as if there had been no reorganization (Section 1.381(b)-1(a)(2) of the Income Tax Regulations). The part of the taxable year of Old Spintek before the reorganization and the part of the taxable year of New Spintek after the reorganization will constitute a single tax year of New Spintek and, therefore, Old Spintek will not be required to file a federal income tax return for any portion of such taxable year as provided by Rev. Rul. 57-276, 1957-1 C.B. 126).

RIGHTS OF DISSENTING SHAREHOLDERS

          Dissenters' rights are not available to holders of Spintek's common stock and Series A Preferred Stock with respect to Proposal Three.

          The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the proposed Plan or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the Meeting, is required to approve the Merger Agreement. A shareholder who abstains with respect to the proposed Merger Agreement is considered to be present and entitled to vote at the Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not attend or give authority to a Proxy to vote on the proposed Merger Agreement shall not be considered present and entitled to vote on the proposed Merger Agreement. All shares represented by proxies will be voted FOR approval of the proposed Plan unless a contrary choice is specified.

Recommendation of Your Board of Directors "For" the Proposal

          The Board of Directors has unanimously adopted the Merger Agreement and recommends a vote FOR the proposed Merger to change the state of incorporation of the Company from California to Nevada.

                   Ratify Selection of Independent Accountants
                          Proposal 4 on the Proxy Card

          The Board of Directors has re-appointed Joseph Decosimo & Company as the Company's independent public accountants for the year ended June 30, 1998. Although not required by law or otherwise, the selection is being submitted to the stockholders of the Company as a matter of corporate policy for their approval. Joseph Decosimo & Company, an international firm of certified public accountants, has audited the financial statements of the Company since 1995. It is anticipated that a representative of Joseph Decosimo & Company will be present at the meeting and, if present, such representative will be given the opportunity to make a statement if he desires to do so. It is also anticipated that such representative will be available to respond to appropriate questions from stockholders.

Recommendation of Your Board of Directors "For" the Proposal

          The Board of Directors has unanimously adopted the Merger Agreement and recommends a vote FOR the proposed Merger to change the state of incorporation of the Company from California to Nevada.

REPORT ON FORM 10-KSB

A copy of the Company's Report on Form 10-KSB for the period ended June 30, 1997 and amended thereto; filed with the Securities and Exchange Commission (including related financial statements and schedules) is included with this Proxy Statement, in lieu of an Annual Report to Shareholders. If a shareholder does not receive a copy with this Proxy Statement, a copy will be available to the shareholder without charge, upon written request to Robert E. Huggins, Chief Financial Officer, Spintek Gaming Technologies, Inc., 901-B Grier Drive, Las Vegas, Nevada 89119. Exhibits referenced in the Form 10-KSB that are not included with the Form 10-KSB will also be available to the shareholder without charge upon written request to Mr. Huggins for the same.

Future Proposals of Stockholders

          All proposals of stockholders intended to be presented at the 1998 annual meeting of stockholders must be received by the Company not later than June 20, 1998, for inclusion in the Company's 1998 proxy statement and form of proxy relating to the 1998 annual meeting. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations and provisions governing the solicitation of proxies.

          Under the Bylaws of the Company, stockholders entitled to vote in the election of directors may nominate one or more persons for election as directors only if written notice of such shareholder's intent to make such nomination or nominations has been given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than ninety days prior to the anniversary date of the immediately preceding annual meeting. Such notice must set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company; (c) description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected.

OTHER MATTERS

The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. SHOULD ANY OTHER MATTERS COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THE PERSONS NAMED IN THE ENCLOSED PROXY WILL HAVE THE DISCRETIONARY AUTHORITY TO VOTE ALL PROXIES RECEIVED WITH RESPECT TO SUCH MATTERS IN ACCORDANCE WITH THEIR COLLECTIVE JUDGMENT.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Gary L. Coulter
                                            Chairman of the Board

STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

         SPINTEK GAMING TECHNOLOGIES, INC.
         901-B GRIER DRIVE, LAS VEGAS, NEVADA  89119
         (702) 263-3660  FAX (702) 263-3680

                                                                       EXHIBIT A
                           THE 1996 STOCK OPTION PLAN

                                  (AS AMENDED)
                                       OF
                        SPINTEK GAMING TECHNOLOGIES, INC.

              Spintek Gaming Technologies, Inc., a California corporation, has adopted The 1996 Stock Option Plan (As Amended) of Spintek Gaming Technologies, Inc. (the "Plan"), effective October 16, 1996, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below), Independent Directors (as such term is defined below) and consultants and a second solely for the benefit of Independent Directors.

     The purposes of this Plan are as follows:


     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefitting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.


                                    ARTICLE I
                                   DEFINITIONS

          1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

          1.2 Board. "Board" shall mean the Board of Directors of the Company.

          1.3 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                (a) any  person or  related  group of  persons  (other  than the
                    Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (b) there is a change in the  composition  of the  Board  over a period of twenty-four (24) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          1.4 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.5 Committee. "Committee" shall mean the Board or any Compensation Committee of the Board, or another committee, or a subcommittee of the Board, appointed as provided in Section 6. 1.

          1.6 Common Stock. "Common Stock" shall mean the common stock of the Company.

          1.7 Company. "Company" shall mean Spintek Gaming Technologies, Inc., a California corporation.

          1.8 Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

               (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

               (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          1.9 Director. "Director" shall mean a member of the Board.

          1.10 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

          1.11 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          1.12 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or
          (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of grants to Independent Directors) acting in good faith.

          1.13 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.


          1.14 Independent Director. 'Independent Director" shall mean a member of the Board who is not an Employee of the Company.

          1.15 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

          1.16 Option. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

          1.17 Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

          1.18 Plan. "Plan" shall mean The 1996 Stock Option Plan (As Amended) of Spintek Gaming Technologies, Inc.

          1.19 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          1.20 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          1.21 Subsidiary. "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any partnership or limited liability company in which the Company (A) directly or indirectly holds a managing partner or managing member interest or (B) is entitled to 50 percent or more of the profits or assets upon dissolution.

          1.22 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          1.23 Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          1.24 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a
          termination   by   resignation,   discharge,   death,   disability  or
          retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

          2.1 Shares Subject to Plan. The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall not exceed 4,000,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

          2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2. 1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2. 1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2. 1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                   ARTICLE III

                               GRANTING OF OPTIONS

          3.1 Eligibility. Any Employee, Independent Director or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

          3.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of
          Section 422 of the Code.

          3.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any person who is not an Employee.

          3.4 Granting of Options

               (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this
                    Plan:

                               (i) Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees,
                                        Independent Directors or consultants who
                                        have  previously   received  Options  or
                                        other awards under this Plan) such of them as in its opinion should be granted Options;

                               (ii) Determine the number of shares to be subject to such Options granted to the selected key Employees, Independent Directors or consultants;

                               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                               (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to
                                        qualify       as       performance-based
                                        compensation  as  described  in  Section
                                        162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

              (b) Upon the selection of a key Employee, Independent Director or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

             (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE IV

                                TERMS OF OPTIONS

          4.1 Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of grants to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

          4.2 Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;
          (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of grants to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Independent Directors on the date of the initial public offering of Common Stock shall equal the initial public offering price per share of Common Stock.

          4.3 Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) in the case of grants to Independent Directors, the term shall be not more than ten (10) years from the date the Option is granted, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the
          Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

          4.4 Option Vesting

             (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option.

             (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees, Independent Directors or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

             (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
                    Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by
                    Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
                    Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

          4.5 Consideration. In consideration of the granting of an Option, the Committee may require the Optionee to agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year after the Option is granted or, in the case of an Independent Director, to the end of such Independent Director's current Board term (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

          4.6 Other Terms. The Stock Option Agreement may contain such other terms and conditions as the Committee may deem appropriate, including, but not limited to, the granting of rights to require the Company to register the securities received upon exercise; provided, however, that no term may be included which would violate the terms of this Plan or any applicable law.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

          5.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

          5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                    (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors pursuant to Section 3.4(d)) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                    (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                    (c) In the event that the Option shall be exercised pursuant to Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                    (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; or (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof.

          5.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or
          portion   thereof  prior  to  fulfillment  of  all  of  the  following conditions:

                      (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                      (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                      (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

                      (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

                      (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

          5.4 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

          5.5 Ownership and Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                                 ADMINISTRATION

          6.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is (i) a "non-employee director" (as defined by Rule 16b-3), (ii) to the extent required by the applicable provisions of Rule 16b-3, a "disinterested person" (as defined by Rule 16b-3) and (iii) an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

          6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to grants to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

          6.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

          6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          During the lifetime of the Optionee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          7.2 Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in
          Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

               (a) The expiration of ten years from the date the Plan is adopted by the Board; or

               (b) he expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.4.

          7.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

               (a) Subject to Section 7.3(d), in the event that the Committee (or the Board, in the case of grants to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of grants to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of grants to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the
                                        limitations   in  Section   2.1  on  the
                                        maximum number and kind of shares which may be issued),

                               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                               (iii) the grant or exercise price with respect to any Option.

               (b) Subject to Sections 7.3(b)(vii) and 7.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of grants to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of grants to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of grants to Independent Directors) in its sole discretion;

                    (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                    (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                    (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grant to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                    (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of grants to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options which may be granted in the future.

                    (vi)  None  of the  foregoing  discretionary  terms  of this
                    Section 7.3(b) shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 7.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

               (c) Subject to Section 7.3(d) and 7.8, the Committee (or the Board, in the case of grants to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

               (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of grants to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

               (e) In the event of any Corporate Transaction, each outstanding Option shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Plan Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.


          7.4 Approval of Revised Plan by Stockholders. This Revised Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

          7.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board, in the case of grants to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

          7.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

          7.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of grants to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that
          (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

          7.8 Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to
          Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan or any Option intended to qualify as performance-based compensation as described in
          Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

          7.9 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

          7.10 Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock under this Plan or under Options hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan or Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

          7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to conflicts of laws thereof.

                                      * * *

PROXY                   SPINTEK GAMING TECHNOLOGIES, INC.                  PROXY
                   901-B Grier Drive, Las Vegas, Nevada 89119
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 21, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned shareholder hereby appoints Malcolm C. Davenport V and Gary L. Coulter, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Spintek Gaming Technologies, Inc. (the "Company"), held of record by the undersigned on December 4, 1997, at the Annual Meeting of Shareholders to be held on January 21, 1998, or any adjournment thereof.

       The Board of Directors recommends a vote FOR (1), (2), (3) and (4).

 1.    ELECTION OF dIRECTORS Nominees to serve a one-year term expiring in 1998:

Malcolm C. Davenport V          Gary L. Coulter             Patrick W. McGrath

         ___   FOR all nominees (except names marked to the contrary above).
         ___   WITHHOLD AUTHORITY to vote for all nominees listed above.

  (INSTRUCTION: To withhold authority to vote for any individual nominee strike nominee's name in the list above).

2. APPROVE THE AMENDMENT TO THE SPINTEK GAMING TECHNOLOGIES, INC. 1996 STOCK OPTION PLAN.
             FOR ___            AGAINST ___               ABSTAIN ___

3. APPROVE THE AGREEMENT OF MERGER AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO NEVADA.

             FOR ___            AGAINST ___               ABSTAIN ___

4. RATIFY THE SELECTION OF JOSEPH DECOSIMO & COMPANY AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1998.
             FOR ___            AGAINST ___               ABSTAIN ___

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.

Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DATED: ____________________________


                              ________________________________________________
                              Signature

                              ________________________________________________
                              Signature if held jointly



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